                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d)
                                   OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                                   May 12, 1999
                 Date of report (Date of earliest event reported)

                                 VISTA GOLD CORP.
              (Exact Name of Registrant as Specified in Its Charter)

                              YUKON TERRITORY, CANADA
                  (State or Other Jurisdiction of Incorporation)

               1-9025                           NOT APPLICABLE.
      (Commission File Number)          (IRS Employer Identification No.)

       370 SEVENTEENTH STREET, SUITE 3000,
                 DENVER, CO USA                                     80202
    (Address of Principal Executive Offices)                     (Zip Code)

                                    (303) 629-2450
                (Registrant's Telephone Number, Including Area Code)

                                   NOT APPLICABLE.
            (Former Name or Former Address, if Changed Since Last Report)

                                  VISTA GOLD CORP.

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5.   OTHER EVENTS.

          Press release dated May 12, 1999 announcing merger discussions between Vista and Metallica.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired:

          Not applicable.

     (b)  PRO FORMA financial information:

          Not applicable.

     (c)  Exhibits

          20.1 Press release dated May 12, 1999 announcing merger discussions between Vista and Metallica.

ITEM 8.   CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     Not applicable.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               VISTA GOLD CORP.
                                               (Registrant)

Date: May 20, 1999                             By: /s/ Roger L. Smith
                                               Roger L. Smith
                                               Vice President of Finance

                                   EXHIBIT INDEX

                     EXHIBIT NO.                              PAGE NO.
                     -----------                              --------
20.1  Press release dated May 12, 1999 announcing                 5
merger discussions between Vista and Metallica.